UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 4, 2003



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                         0-19294                        51-0265872
(State or other                 (Commission File                (I.R.S. Employer
jurisdiction of                     Number)                      Identification
 incorporation)                                                       Number)



            7733 Forsyth Boulevard
                  17th Floor
             St. Louis, Missouri                                      63105
   (Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422

Item 7.        Financial Statements and Exhibits.

(c)     Exhibits.  See Exhibit Index.
        --------

     The following exhibits are furnished pursuant to Item 9 and Item 12 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934:

99      The script for a conference call held by the registrant on June 4, 2003

Item 9.        Regulation FD Disclosure

     The information in Exhibit 99 is incorporated herein by reference.

     The following information required to be reported under Item 12 of this Current Report on Form 8-K (the "Report") pursuant to Securities and Exchange Commission (the "Commission") release No. 33-8176 is disclosed herein under Item 9 of this Report in accordance with Commission Release No. 33-8216.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 4, 2003

                                               REHABCARE GROUP, INC.



                              By:    /s/ Vincent L. Germanese
                                 -----------------------------------------------
                              Vincent L. Germanese,
                              Senior Vice President, Chief Financial and Officer Secretary

                                  EXHIBIT INDEX

Exhibit No.           Description

99                    Conference Call Script, dated June 4, 2003.

                                                                      Exhibit 99


                        RehabCare Conference Call Script

                                  June 4, 2003

INTRODUCTION BY CONFERENCE OPERATOR

INTRODUCTION OF MANAGEMENT BY MORGEN-WALKE

This conference call contains forward looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the effect and timing of additional corrective actions that may be taken in supplemental staffing, fluctuations in occupancy of and use of staffing agencies by the Company's hospital and long-term care clients, changes in and compliance with governmental reimbursement rates, regulations or policies, the inability to attract new client relationships or to retain existing client relationships, the inability, or additional costs, to attract operational and professional employees, the adequacy and effectiveness of operating and administrative systems, litigation risks, including an inability to predict the ultimate costs and liabilities or the disruption of RehabCare Group's operations, competitive effects on pricing and margins, and general economic conditions. With that, I would like to turn the call now over to Ed Trusheim, Chairman of RehabCare's board. Ed, please go ahead. Welcome. We're glad you could join us on this conference call. This morning we want to discuss yesterday's news release; introduce you to John Short, our interim CEO; and respond to your questions. As you're aware, Alan Henderson has chosen early retirement, and he will serve as a consultant for one year.

We are indeed fortunate that John Short has agreed to step in and apply his considerable expertise in the healthcare field. John is ideally suited to guide our company in executing its strategic plan.

John has been a member of the board of directors since 1991 when RehabCare went public. He is managing partner of Phase 2 Consulting, a management and economic consulting firm, specializing exclusively in the healthcare industry. His firm has built an impressive track record, helping scores of healthcare operations improve their financial performance. Importantly, John and his associates work closely with key decision makers -- the CEOs, CFOs and CNOs of our targeted client markets.

The board also reaffirmed its commitment to the StarMed Staffing Group, following a thorough evaluation of its alternatives. All of us recognize that the healthcare staffing industry is under considerable pressure, but assisting hospitals and nursing homes address their staffing and productivity needs continues to offer attractive opportunities. As a matter of fact, there are indications that this business is stabilizing.

The company promoted Todd Cook and Laurie Schadegg to presidents of Travel Staffing Operations and Supplemental Staffing Operations, respectively, succeeding Greg Bellomy, who resigned to become CEO of a non-competing home healthcare company.

Todd has been with RehabCare for 10 years; 7 years with the inpatient division at both the field and corporate level and, for the last 3 years, he has led StarMed's Travel Division. His strengths include strategic planning, and in-depth customer knowledge, as well as sales, marketing and business development.

Laurie has played a leadership role in StarMed for the past year and a half. Most recently, she was Senior VP of Operations for the StarMed Per Diem Division. Her strengths include strong leadership, organizational and communication skills. Importantly, she is also trained as a physical therapist. Laurie is focused on customer service.

Now I'd like to introduce John Short.  John . . .

Thank you, Ed. I'm very excited about this opportunity. With demographics clearly in our favor, the growth potential in temporary healthcare staffing and rehabilitation program management for hospitals and skilled nursing facilities is very substantial.

As you're well aware, RehabCare is a leader in each of its businesses. I've seen this first-hand for nearly 12 years. It would obviously be premature to cite specific steps to be taken. However, I want to emphasize that we aren't changing our strategic direction. The company's strategic plan is solid. The company will continue to focus on growing the business and becoming even more people oriented than we are now because we know that people are our most important asset. Our task is to successfully implement the strategy, capitalizing on our substantial strengths.

To that end, my Phase 2 associates will assist members of RehabCare's management team to reach their respective strategic and financial goals. Areas that will be addressed include: StarMed, the hospital rehabilitation services division, corporate services, finance and accounting, and contract therapy.

Let me take a minute to introduce myself to the group. I have been in healthcare for thirty-five years, starting in the late 1960's, right after I received a Ph.D. in Economics from the University of Utah. I have engaged in virtually every kind of consulting engagement one can think of in the healthcare provider field. We have worked with both large for-profit corporations like Hospital Corporation of America and Tenet, as well as a large range of university-based healthcare systems including the University of Utah and the University of Tennessee in Knoxville. We have also worked with public healthcare providers, including the New York Health and Hospital Corporation, over our thirty-year history. Our two focuses are primarily strategic planning in terms of helping clients figure out where do they want to be next as well as performance enhancement where the objective is to grow both the top and bottom line for our client base.

Given that background, Ed do you have a few closing comments before we open the call up to questions?

Certainly, while John helps the management team implement our strategic plan, the board of directors will conduct an intensive search for a CEO who has the experience, knowledge, drive, and vision that will enhance our company's preeminent position in the healthcare field. We expect this process to take six to nine months.

Now, operator, we're ready to take questions. Please remind everyone that there are a considerable number of people that want to ask questions and so we may have to be a little deliberate about insisting on one question and no more than one follow-up.


After the Q&A session

Very well, this is Ed Trusheim. Let me again thank you for joining us. RehabCare is well positioned to capitalize on substantial growth opportunities and committed to improving both the top and bottom lines. John Short's interim leadership will accelerate our progress.

We'll  be  in  a  position  to  provide  more  definitive   updates  during  the
second-quarter conference call in August. Again, thank you for participating.